Exhibit 10.463
OPTION AGREEMENT
FOR THE SALE AND PURCHASE OF REAL PROPERTY
THIS OPTION AGREEMENT FOR THE SALE AND PURCHASE OF REAL PROPERTY (“Agreement”) is made and entered into as of the 5th day of February, 2016 (the “Effective Date”), by and between Joseph Schwartz, or entities designated by Joseph Schwartz (or its designated affiliate) (“Purchaser”) and the entities identified as landlords on Schedule 1 attached hereto and incorporated herein by reference (collectively, “Seller”).
WITNESSETH:
WHEREAS, Seller, as landlord, and the entities identified as tenants on Schedule 1 (collectively, “Tenant”) entered into that certain Master Lease Agreement of even date herewith (the “Lease”) pursuant to which the Tenant leased the improved real property defined in the Lease as the “Premises”; and
WHEREAS, it was a condition of Landlord and Tenant entering into the Lease that the parties hereto enter into this Agreement pursuant to which Purchaser is granted an option to purchase the Premises on the terms and conditions hereinafter set forth.
NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid to Seller, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller and Purchaser hereby covenant and agree as follows:
ARTICLE ONE
OPTION; PROPERTY TO BE SOLD
1.1    Grant of Option. Seller does hereby grant and convey to Purchaser for the term hereof an exclusive and irrevocable option (the “Option”) to purchase the Premises (the legal descriptions for which are attached hereto as Exhibits “A-1 through “A-9”) upon the terms and conditions hereinafter set forth.
1.2    Term and Exercise of Option. The term of the Option shall commence on the Effective Date and shall terminate at 6:00 p.m. Eastern time on May 1, 2016 (the “Option Period”), unless exercised as set forth herein. The Option may be exercised prior to the end of the Option Period by Purchaser’s (i) delivery to Seller of written notice of its intent to exercise the option (the “Exercise Note”) and (ii) depositing with First American Title Insurance Company (or other escrow agent to be agreed upon) the sum of One Million and 00/100 Dollars (the “Earnest Money Deposit”). The Earnest Money Deposit shall be non-refundable except in the event that Closing does not occur as a result of (i) Seller’s default under the Purchase Agreement (as defined below) or (ii) Seller’s inability to deliver good title to the Premises.
ARTICLE TWO
PURCHASE AGREEMENT

HNZW/

2.1    Purchase Agreement. Upon Purchaser’s exercise of the Option as provided in Section 1.2 above, Purchaser and Seller shall enter into a Purchase Agreement containing usual and customary representations, warranties and closing prorations (the “Purchase Agreement”).

ARTICLE THREE
PURCHASE PRICE
3.1    Purchase Price. The purchase price (the “Purchase Price”) to be paid by Purchaser to Seller for the Premises shall be Fifty-Five Million and 00/100 Dollars ($55,000,000.00) subject to adjustments for usual and customary closing prorations. The Purchase Price shall be paid by Purchaser as follows: (i) $52,000,000.00 by wire transfer of immediately available funds at Closing (including the Earnest Money Deposit) and (ii) the balance evidenced by a promissory note (the “Note”) executed by Purchaser in favor of Seller. The Note shall be due and payable in twenty-four equal monthly installments of interest only at the rate of 10% per annum, subject to the Purchaser’s Lender approval. Purchaser may prepay any or all of the principal balance at any time without penalty.
ARTICLE FOUR
CONSUMMATION OF SALE
4.1     Closing. If the Option is exercised, the consummation of the purchase and sale herein contemplated (such consummation being herein referred to as the “Closing”) shall take place on or before August 1, 2016 on a date designated by Purchaser to Seller in writing.
4.2    Place of Closing. The Closing shall take place through an escrow closing at the location described in the Purchase Agreement.

ARTICLE FIVE
MISCELLANEOUS PROVISIONS
5.1    Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior understandings or agreements between the parties.
5.2    Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, devisees, personal representatives, successors and assigns.
5.3    Waiver; Modification. Failure by Purchaser or Seller to insist upon or enforce any of its rights shall not constitute a waiver thereof. Either party hereto may waive the benefit of any provision or condition for its benefit contained in this Agreement. No oral waiver or modification hereof shall be binding upon the parties, and any modification shall be in writing and signed by the parties.
5.4    Construction. Each party hereto hereby acknowledges that all parties hereto participated equally in the drafting of this Agreement and that, accordingly, no court construing this Agreement shall construe it more stringently against one party than the other.

HNZW/

5.5    Governing Law. This Agreement shall be governed by, and construed under, the laws of the state of Arkansas.
5.6    Assignment. Seller may assign its interest in this Agreement, either in whole or in part, without the prior written consent of Purchaser. Purchaser shall not assign its interest in this Agreement, in whole or in part, without the prior written consent of Seller.
5.7    Section Headings. The Section headings as herein used are for convenience or reference only and shall not be deemed to vary the content of this Agreement or the covenants, agreements, representations and warranties herein set forth or to limit the provisions or scope of any Section.
5.8    Counterparts. This Agreement may be executed in counterparts. A facsimile signature shall be effective as if an original.
ARTICLE SIX
NOTICES, ETC.
6.1    Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be personally delivered, or sent by electronic mail, facsimile transmission, or sent by overnight commercial delivery service (provided a receipt is available with respect to such delivery), or mailed by first-class registered or certified mail, return receipt requested, postage prepaid (and shall be effective when received, if sent by electronic mail, personal delivery, facsimile transmission or by overnight delivery service, or on the third day (or earlier actual receipt) after mailing, if mailed):
(a)    if to Seller:
AdCare Health Systems, Inc.
1145 Hembree Road
Roswell, Georgia 30076
Attn: CEO

(b)    if to Purchaser:
Skyline Health Care, LLC
505 Marlboro Road
Wood-Ridge NJ 07075
Attention: Joseph Schwartz

Rejection or other refusal by the addressee to accept or the inability of the United States Postal Service to deliver because of a changed address of which no notice was given shall be deemed to be receipt of the notice sent.

[Signatures on Following Pages]

HNZW/

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

SELLER:

VALLEY RIVER PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/William McBride
Name:	William McBride
Title:	Manager

HOMESTEAD PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/William McBride
Name:	William McBride
Title:	Manager

PARK HERITAGE PROPERTY
HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/William McBride
Name:	William McBride
Title:	Manager

MT. V PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/William McBride
Name:	William McBride
Title:	Manager

MOUNTAIN TOP PROPERTY
HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/William McBride
Name:	William McBride
Title:	Manager

HNZW/

LITTLE ROCK HC&R PROPERTY
HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/William McBride
Name:	William McBride
Title:	Manager

WOODLAND HILLS HC
PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/William McBride
Name:	William McBride
Title:	Manager

NORTHRIDGE HC&R PROPERTY
HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/William McBride
Name:	William McBride
Title:	Manager

APH&R PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/William McBride
Name:	William McBride
Title:	Manager

PURCHASER:

By:	/s/Joseph Schwartz
Name:	Joseph Schwartz
Title:	Manager

HNZW/

FACILITIES

Facility Name	Landlord	Tenant	Address	Bed Number Facility Type
Homestead Manor Nursing Home	Homestead Property Holdings, LLC	__________	826 North Street Stamps, AR 71860-4522	104 bed SNF
Heritage Park Nursing Center	Park Heritage Property Holdings, LLC	__________	1513 S. Dixieland Road Rogers 72758-4935	110 bed SNF
Stone County Nursing and Rehabilitation Center	Mt. V Property Holdings, LLC	__________	706 Oak Grove Street Mountain View, AR 72560-8601	97 bed SNF
Stone County Residential Care Facility	Mountain Top Property Holdings, LLC	__________	414 Massey Avenue Mountain View, AR 72560-6132	32 bed ALF
West Markham Sub Acute and Rehabilitation Center	Little Rock HC&R Property Holdings, LLC	__________	5720 West Markham Street Little Rock, AR 72205-3328	154 bed SNF
Woodland Hills Healthcare and Rehabilitation	Woodland Hills HC Property Holdings, LLC	__________	8701 Riley Dr. Little Rock, AR 72205-6509	140 bed SNF
Northridge Healthcare and Rehabilitation	Northridge HC&R Property Holdings, LLC	__________	2501 John Ashley Dr. North Little Rock, AR 72114-1815	140 bed SNF
Cumberland Health and Rehabilitation Center	APH&R Property Holdings, LLC	__________	1516 S. Cumberland Street Little Rock, AR 72202-5065	120 bed SNF
River Valley Health and Rehabilitation Center	Valley River Property Holdings, LLC	__________	5301 Wheeler Avenue Fort Smith, AR 72901-8339	129 bed SNF

HNZW/

EXHIBIT “A-1 – “A-9”
LEGAL DESCRIPTIONS

(see attached)
EXHIBIT “A-1”

LEGAL DESCRIPTION

(HOMESTEAD)

EXHIBIT “A-2”

LEGAL DESCRIPTION

(PARK HERITAGE)

EXHIBIT “A-3”

LEGAL DESCRIPTION

(VALLEY RIVER)

EXHIBIT “A-4”

LEGAL DESCRIPTION

(MT. V)

EXHIBIT “A-5”

LEGAL DESCRIPTION

(MOUNTAIN TOP)

EXHIBIT “A-6”

LEGAL DESCRIPTION

(LITTLE ROCK)

EXHIBIT “A-7”

LEGAL DESCRIPTION

(WOODLAND HILLS)

EXHIBIT “A-8”

LEGAL DESCRIPTION

(NORTHRIDGE)

EXHIBIT “A-9”

LEGAL DESCRIPTION

(APH&R)

HNZW/